    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR1
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                              $859,848,726
NUMBER OF LOANS:                                           1,621

                                                                                    Minimum                Maximum
AVG CURRENT BALANCE:                                 $530,443.38                $252,406.84          $1,500,000.00
AVG ORIGINAL BALANCE:                                $531,193.11                $301,000.00          $1,500,000.00

WAVG LOAN RATE:                                            6.182 %                    5.250 %                7.500 %
WAVG GROSS MARGIN:                                         2.750 %                    1.990 %                3.250 %
WAVG MAXIMUM LOAN RATE:                                   11.215 %                   10.250 %               13.375 %
WAVG PERIODIC RATE CAP:                                    2.000 %                    2.000 %                2.000 %
WAVG FIRST RATE CAP:                                       5.000 %                    5.000 %                5.000 %

WAVG ORIGINAL LTV:                                         65.63 %                     0.00 %                95.00 %

WAVG CREDIT SCORE:                                           724                        620                    809

WAVG ORIGINAL TERM:                                          360 months                 360 months             360 months
WAVG REMAINING TERM:                                         359 months                 350 months             360 months
WAVG SEASONING:                                                1 month                    0 months              10 months

WAVG NEXT RATE RESET:                                         59 months                  50 months              60 months
WAVG RATE ADJ FREQ:                                           12 months                  12 months              12 months
WAVG FIRST RATE ADJ FREQ:                                     60 months                  60 months              60 months

TOP STATE CONCENTRATIONS:                      55.74 %  California,  8.93 %  Washington,  8.57 %  Illinois
MAXIMUM ZIP CODE CONC:                         1.29 %  94941  (Mill Valley, CA)

FIRST PAY DATE:                                                                Apr 01, 2001             Feb 01, 2002
RATE CHANGE DATE:                                                              Mar 01, 2006             Jan 01, 2007
MATURE DATE:                                                                   Mar 01, 2031             Jan 01, 2032


[GREENWICH CAPITAL LOGO]                                                       1
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                   % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
INDEX:                                      Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     ---------------------
1 YR CM                                               1,621                859,848,726.10                   100.00
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
PRODUCT:                                    Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     ---------------------
5/1 Hybrid                                            1,621                859,848,726.10                   100.00
--------------------------------------  -------------------      ------------------------     ---------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     =====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
DELINQUENCY:                                Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     ---------------------
 Current                                              1,621                859,848,726.10                   100.00
--------------------------------------  -------------------      ------------------------     ---------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     =====================



[GREENWICH CAPITAL LOGO]                                                       2
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
CURRENT BALANCE ($):                        Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     --------------------
   252,406.84  -   300,000.00                             1                    252,406.84                     0.03
   300,000.01  -   400,000.00                           564                198,261,846.58                    23.06
   400,000.01  -   500,000.00                           414                186,750,967.67                    21.72
   500,000.01  -   600,000.00                           214                118,234,864.71                    13.75
   600,000.01  -   700,000.00                           163                105,570,172.72                    12.28
   700,000.01  -   800,000.00                            76                 57,143,805.94                     6.65
   800,000.01  -   900,000.00                            51                 43,756,684.90                     5.09
   900,000.01  - 1,000,000.00                            66                 64,339,356.99                     7.48
 1,000,000.01  - 1,100,000.00                            33                 34,657,955.25                     4.03
 1,100,000.01  - 1,200,000.00                            11                 12,744,986.12                     1.48
 1,200,000.01  - 1,300,000.00                            13                 16,448,007.31                     1.91
 1,300,000.01  - 1,400,000.00                             4                  5,349,069.35                     0.62
 1,400,000.01  - 1,500,000.00                            11                 16,338,601.72                     1.90
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
LOAN RATE (%):                              Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     --------------------
  5.250  -  5.500                                        15                  9,598,338.88                     1.12
  5.501  -  6.000                                       496                277,177,330.22                    32.24
  6.001  -  6.500                                       962                493,406,230.28                    57.38
  6.501  -  7.000                                       125                 68,302,277.57                     7.94
  7.001  -  7.500                                        23                 11,364,549.15                     1.32
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     =====================



[GREENWICH CAPITAL LOGO]                                                       3
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
GROSS MARGIN (%):                           Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     --------------------
  1.990                                                   1                    440,000.00                     0.05
  2.600                                                  12                  6,705,453.18                     0.78
  2.750                                               1,600                849,053,307.18                    98.74
  3.125                                                   6                  3,026,529.85                     0.35
  3.250                                                   2                    623,435.89                     0.07
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================


                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
MAXIMUM LOAN RATE (%):                      Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     --------------------
 10.250  - 10.500                                        16                 10,007,338.88                     1.16
 10.501  - 11.000                                       472                264,225,970.37                    30.73
 11.001  - 11.500                                       931                477,086,381.36                    55.48
 11.501  - 12.000                                       150                 83,872,764.32                     9.75
 12.001  - 12.500                                        49                 23,236,081.22                     2.70
 12.501  - 13.000                                         2                    784,724.27                     0.09
 13.001  - 13.375                                         1                    635,465.68                     0.07
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
REMAINING TERM (MONTHS):                    Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     --------------------
 350  - 354                                              32                 20,295,430.50                     2.36
 355  - 360                                           1,589                839,553,295.60                    97.64
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================


[GREENWICH CAPITAL LOGO]                                                       4
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
RATE CHANGE DATE:                           Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     ---------------------
 03/01/06                                                 1                    693,818.22                     0.08
 04/01/06                                                 3                  2,284,680.73                     0.27
 05/01/06                                                 8                  3,661,894.83                     0.43
 06/01/06                                                 6                  3,327,012.46                     0.39
 07/01/06                                                14                 10,328,024.26                     1.20
 08/01/06                                                19                 10,630,080.59                     1.24
 09/01/06                                                 3                  1,642,382.59                     0.19
 10/01/06                                                13                  8,416,272.96                     0.98
 11/01/06                                                62                 33,184,410.49                     3.86
 12/01/06                                               810                443,916,650.60                    51.63
 01/01/07                                               682                341,763,498.37                    39.75
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
ORIGINAL LTV (%):                           Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------   - --------------------
  Unknown                                                32                 16,923,813.21                     1.97
  15.01  -  20.00                                         2                  1,420,000.00                     0.17
  20.01  -  25.00                                        10                  7,938,479.69                     0.92
  25.01  -  30.00                                        15                  8,239,094.12                     0.96
  30.01  -  35.00                                        22                 12,976,207.16                     1.51
  35.01  -  40.00                                        41                 24,908,898.59                     2.90
  40.01  -  45.00                                        54                 31,362,014.94                     3.65
  45.01  -  50.00                                        82                 50,610,210.79                     5.89
  50.01  -  55.00                                        81                 43,951,305.38                     5.11
  55.01  -  60.00                                       103                 59,618,869.00                     6.93
  60.01  -  65.00                                       144                 85,328,244.81                     9.92
  65.01  -  70.00                                       206                120,544,320.00                    14.02
  70.01  -  75.00                                       376                190,698,868.26                    22.18
  75.01  -  80.00                                       403                186,305,270.23                    21.67
  80.01  -  85.00                                        18                  7,069,926.37                     0.82
  85.01  -  90.00                                        25                  9,542,292.54                     1.11
  90.01  -  95.00                                         7                  2,410,911.01                     0.28
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================


[GREENWICH CAPITAL LOGO]                                                       5
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
CREDIT SCORE:                               Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     --------------------
 N/A                                                     83                 41,315,988.98                     4.81
 601  - 650                                              82                 39,545,476.24                     4.60
 651  - 700                                             376                197,527,641.75                    22.97
 701  - 750                                             611                328,371,538.92                    38.19
 751  - 800                                             458                246,867,038.59                    28.71
 801  - 809                                              11                  6,221,041.62                     0.72
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
AMORTIZATION:                               Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ---------------------------- ------------------------
 Fully Amortizing                                     1,370                680,928,791.60                    79.19
 Interest Only                                          251                178,919,934.50                    20.81
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
DOCUMENTATION:                              Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     ---------------------
 Full Documentation                                   1,297                664,769,498.90                    77.31
 Reduced Documentation                                  216                137,903,329.06                    16.04
 Unknown                                                108                 57,175,898.14                     6.65
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
OCCUPANCY:                                  Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     ---------------------
 Primary                                              1,586                841,197,154.82                    97.83
 Second Home                                             28                 15,567,162.29                     1.81
 Non-owner                                                7                  3,084,408.99                     0.36
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================


[GREENWICH CAPITAL LOGO]                                                       6
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
PROPERTY TYPE:                              Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     ---------------------
 Single Family                                        1,506                803,739,226.46                    93.47
 Condominium                                            112                 53,542,358.24                     6.23
 Townhouse                                                1                  1,492,141.40                     0.17
 Duplex                                                   2                  1,075,000.00                     0.13
--------------------------------------  -------------------      ------------------------     ---------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     =====================

                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
PURPOSE:                                    Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     --------------------
 Rate/Term Refinance                                    938                500,457,504.03                    58.20
 Cash Out Refinance                                     404                220,046,558.92                    25.59
 Purchase                                               279                139,344,663.15                    16.21
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================


[GREENWICH CAPITAL LOGO]                                                       7
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                  % of Aggregate
                                                                    Principal Balance ($)        Principal Balance
                                              Number of               Outstanding as of          Outstanding as of
STATES:                                     Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  -------------------      ------------------------     -------------------
 Arizona                                                 31                 17,261,368.60                     2.01
 California                                             880                479,310,860.41                    55.74
 Colorado                                                63                 32,088,080.33                     3.73
 Connecticut                                             42                 24,208,544.20                     2.82
 Delaware                                                 3                  1,516,494.89                     0.18
 District of Columbia                                     6                  3,538,662.26                     0.41
 Florida                                                 20                 11,468,355.39                     1.33
 Georgia                                                  6                  2,992,664.39                     0.35
 Idaho                                                    3                  1,727,433.98                     0.20
 Illinois                                               147                 73,698,863.67                     8.57
 Indiana                                                  5                  2,171,198.63                     0.25
 Kentucky                                                 1                    319,710.71                     0.04
 Maryland                                                12                  5,183,068.04                     0.60
 Massachusetts                                           62                 31,495,714.24                     3.66
 Michigan                                                19                  8,237,169.02                     0.96
 Minnesota                                                8                  4,877,516.78                     0.57
 Missouri                                                 8                  3,851,492.30                     0.45
 Nevada                                                   2                    834,999.73                     0.10
 New Hampshire                                            3                  1,188,231.94                     0.14
 New Jersey                                              31                 17,939,900.18                     2.09
 New York                                                23                 15,659,226.17                     1.82
 North Carolina                                           1                    466,556.89                     0.05
 Ohio                                                     6                  3,399,233.88                     0.40
 Oregon                                                  30                 13,913,923.80                     1.62
 Pennsylvania                                            11                  6,905,012.20                     0.80
 Rhode Island                                             2                    804,001.03                     0.09
 South Carolina                                           2                    762,000.00                     0.09
 Texas                                                   16                  7,461,882.06                     0.87
 Utah                                                     9                  4,218,505.82                     0.49
 Virginia                                                11                  4,238,444.76                     0.49
 Washington                                             155                 76,745,759.94                     8.93
 Wisconsin                                                3                  1,363,849.86                     0.16
--------------------------------------  -------------------      ------------------------     --------------------
Total                                                 1,621                859,848,726.10                   100.00
======================================  ===================      ========================     ====================


[GREENWICH CAPITAL LOGO]                                                       8
--------------------------------------------------------------------------------

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR1



                               Marketing Materials



                           $822,375,100 (Approximate)




                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer


                           Washington Mutual Bank, FA
                                    Servicer





[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                           Date Prepared: January 10, 2002



            WaMu Mortgage Pass-Through Certificates, Series 2002-AR1
             $822,375,100 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

                  Principal (2)       WAL (Yrs)       Pmt Window       Interest
                      Amount             To              (Mths)           Rate                               Expected Ratings
 Class (1)          (Approx.)        Auction(3)       To Auction(3)       Type         Tranche Type        [Moody's/S&P/Fitch]
 ---------       -------------      -----------      -------------    -----------      ------------        -------------------
    A-1           $100,000,000         0.50               1-12          Fixed (4)      Super Senior           [Aaa/AAA/AAA]
    A-2           $175,000,000         1.00               1-21          Fixed (4)      Super Senior           [Aaa/AAA/AAA]
    A-3           $186,500,000         2.50              21-41          Fixed (4)      Super Senior           [Aaa/AAA/AAA]
    A-4            $99,750,000         4.06              41-58          Fixed (4)      Super Senior           [Aaa/AAA/AAA]
    A-5           $233,500,000         4.83              58-58          Fixed (4)      Super Senior           [Aaa/AAA/AAA]
    A-6             27,625,000         4.83              58-58          Fixed (4)    Senior Mezzanine         [Aaa/AAA/AAA]
     R                    $100          N/A               N/A           Fixed (4)    Senior/Residual          [Aaa/AAA/AAA]
---------------------------------------------------------------------------------------------------------------------------
    B1             $11,050,000                                                         Subordinate             [Aa2/AA/NR]
    B2              $7,224,000           Information Not Provided Hereby               Subordinate              [A2/A/NR]
    B3              $4,250,000                                                         Subordinate            [Baa2/BBB/NR]
---------------------------------------------------------------------------------------------------------------------------
    B4              $1,700,000                                                         Subordinate             [Ba2/BB/NR]
    B5                $849,000            Privately Offered Certificates               Subordinate              [B2/B/NR]
    B6              $2,551,900                                                         Subordinate              [NR/NR/NR]

  Total:          $850,000,000

(1) As described herein the Class A Certificates are subject to a Mandatory Auction Call (as described below).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates are shown to the Auction Distribution Date.

(4) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and
    (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A Certificates will be equal to the Net WAC of the Mortgage Loans.


[GREENWICH CAPITAL LOGO]                                                       2
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Greenwich Capital Markets, Inc.

Co-Managers:               Bear Stearns & Co. Inc., Keefe, Bruyette & Woods, Inc.
                           and Lehman Brothers.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           [Moody's, S&P and Fitch will rate the
                           Senior Certificates. Moody's and S&P will rate the
                           Class B-1, Class B-2, Class B-3, Class B-4 and Class
                           B-5 Certificates. The Class B-6 Certificates will not
                           be rated.] It is expected that the Certificates will
                           be assigned the credit ratings on page 2 of this
                           Preliminary Term Sheet.

Cut-off Date:              The Cut-off Date is January 1, 2002.

Expected Pricing Date:     On or about January [11], 2002.

Closing Date:              On or about January 28, 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in February 2002.

Certificates:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5 (the
                           "Super Senior Certificates"), Class A-6 Certificates
                           (the "Senior Mezzanine Certificates", together with
                           the Super Senior Certificates, the "Class A
                           Certificates") and Class R Certificate. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                           Class B-6 Certificates. The Senior Certificates and
                           the Subordinate Certificates are collectively
                           referred to herein as the "Certificates." The Senior
                           Certificates (the "Offered Certificates") are being
                           offered publicly.

Accrued Interest:          The Class A-1 and Class A-2 Certificates settle flat.
                           The Class A-3, Class A-4, Class A-5 and Class A-6
                           Certificates settle with accrued interest. The price
                           to be paid by investors for the Class A-3, Class A-4,
                           Class A-5 and Class A-6 Certificates will include
                           accrued interest from the Cut-off Date up to, but not
                           including, the Closing Date (27 days).

Interest Accrual Period:   The interest accrual period for the Class A-1 and
                           Class A-2 Certificates for a given Distribution Date
                           will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on
                           the day prior to such Distribution Date (on a 30/360
                           basis).

                           The interest accrual period with respect to the Class
                           A-3, Class A-4, Class A-5 and Class A-6 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution
                           Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.


[GREENWICH CAPITAL LOGO]                                                       3
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Federal Tax Treatment:     It is anticipated that the Class A Certificates will
                           be treated as REMIC regular interests for federal tax
                           income purposes. The Class R Certificate will be
                           treated as a REMIC residual interest for tax
                           purposes.

ERISA Eligibility:         The Class A Certificates are expected to be ERISA
                           eligible. Prospective investors should review with
                           their legal advisors whether the purchase and holding
                           of the Class A Certificates could give rise to a
                           transaction prohibited or not otherwise permissible
                           under ERISA, the Internal Revenue Code or other
                           similar laws. The Class R Certificate is not expected
                           to be ERISA eligible.

SMMEA Treatment:           The Senior Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Auction Administrator:     Bankers Trust Company of California, N.A.

Mandatory Auction:         Five business days prior to the Distribution Date in
                           [November 2006] (the "Auction Distribution Date"),
                           the Auction Administrator will auction the Class A
                           Certificates to third-party investors. The proceeds
                           of the auction and amounts received from the Swap
                           Counterparty, if any, will be paid to the Auction
                           Administrator who will then distribute an amount
                           equal to the Par Price to the holders of the Class A
                           Certificates on the Auction Distribution Date. These
                           holders will be obligated to tender their respective
                           Certificates to the Auction Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction
                           Price.

Swap Counterparty:         Greenwich Capital Derivatives, Inc. The Royal Bank of
                           Scotland, Plc. ("RBS") will guarantee the obligations
                           of the Swap Counterparty under the swap contract.
                           The long-term debt obligations of RBS are rated "AA-"
                           by S&P, "AA" by Fitch and "Aa1" by Moody's.

Auction Price:             The price at which the Auction Administrator sells
                           each of the Class A Certificates to the third-party
                           investors.

Par Price:                 With respect to each of the Class A-1 and Class A-2
                           Certificates, the principal balance of the related
                           Class A Certificates, after reducing the principal
                           balance of such Class A Certificates by principal
                           distributions and losses on the Auction Distribution
                           Date.

                           With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A
                           Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution
                           Date and (ii) accrued interest on such Class A
                           Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised
                           once the aggregate principal balance of the Mortgage
                           Loans is equal to or less than [5]% of the aggregate
                           principal balance of the Mortgage Loans as of the
                           Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.


[GREENWICH CAPITAL LOGO]                                                       4
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is
                           approximately $859,848,726 (the "Mortgage Loans").
                           The Mortgage Loans are non-convertible, adjustable
                           rate One Year CMT indexed mortgage loans with rate
                           adjustments occurring approximately 60 months after
                           the date of origination of each mortgage loan ("5/1
                           ARM"). The Mortgage Loans are secured by first liens
                           on one- to four-family residential properties. See
                           the attached collateral descriptions for more
                           information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[850,000,000], subject to an increase or decrease of 10%.

                           The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered
                           Certificates by the Closing Date is subject to an increase or decrease of 10% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject
                           to final rating agency approval.

                           Credit enhancement for the Super Senior Certificates will consist of the subordination of the Class A-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.50]% total subordination.

                           Credit enhancement for the Senior Mezzanine
                           Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.25]% total subordination.


[GREENWICH CAPITAL LOGO]                                                       5
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:         Until the first Distribution Date occurring after
                           January 2009, the Subordinate Certificates will be
                           locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero
                           or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as
                           described below). After such time and subject to
                           standard collateral performance triggers (as
                           described in the prospectus supplement), the
                           Subordinate Certificates will receive their
                           increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:

                           Periods:                        Unscheduled Principal Payments (%)
                           February 2002 - January 2009          0% Pro Rata Share
                           February 2009 - January 2010         30% Pro Rata Share
                           February 2010 - January 2011         40% Pro Rata Share
                           February 2011 - January 2012         60% Pro Rata Share
                           February 2012 - January 2013         80% Pro Rata Share
                           February 2013 and after             100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in February 2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in February 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; second, to the Senior Mezzanine
                           Certificates, until its class principal balance has
                           been reduced to zero; and thereafter pro rata to the
                           Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


[GREENWICH CAPITAL LOGO]                                                       6
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest,
                              at the related Certificate Interest Rate;
                           2) Class R Certificate, principal, until its balance
                              is reduced to zero;
                           3) Concurrently:
                              (i) To the Class A-1 Certificates, 58.25% of
                                  principal, until the Class A-1 Certificate balance is reduced to zero;
                             (ii) To the Class A-2 Certificates, 41.75% of
                                  principal, until the Class A-1 Certificate balance is reduced to zero;
                           4) To the Class A-2, Class A-3 and Class A-4
                              Certificates, in sequential order, principal, until their respective balances are reduced to zero;
                           5) Concurrently, paid pro-rata, to the Class A-5 and
                              Class A-6 Certificates, principal, until their balances are reduced to zero;
                           6) Class B-1, Class B-2 and Class B-3 Certificates,
                              in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;
                           7) Class B-4, Class B-5 and Class B-6 Certificates,
                              in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                           8) Class R Certificate, any remaining amount.


[GREENWICH CAPITAL LOGO]                                                       7
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[GREENWICH CAPITAL LOGO]                                                       8
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Mandatory Call
Coupon                          2.610%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
100-00                          2.624         2.624        2.624         2.624        2.624         2.624
WAL (yr)                         0.98         0.67          0.50         0.40          0.33         0.24
MDUR (yr)                        0.95         0.65          0.49         0.39          0.33         0.24
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  01/25/04     05/25/03      01/25/03     11/25/02      09/25/02     07/25/02

Class A-2 to Mandatory Call
Coupon                          3.000%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
100-00                          3.019         3.019        3.019         3.019        3.019         3.019
WAL (yr)                         1.99         1.34          1.00         0.79          0.65         0.47
MDUR (yr)                        1.89         1.29          0.97         0.77          0.63         0.46
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  06/25/05     05/25/04      10/25/03     05/25/03      02/25/03     11/25/02

Class A-3 to Mandatory Call
Coupon                          4.620%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
100-00                          4.621         4.564        4.532         4.497        4.461         4.381
WAL (yr)                         4.49         3.37          2.50         1.97          1.60         1.14
MDUR (yr)                        3.97         3.05          2.31         1.84          1.51         1.09
First Prin Pay                 06/25/05     05/25/04      10/25/03     05/25/03      02/25/03     11/25/02
Last Prin Pay                  11/25/06     08/25/06      06/25/05     09/25/04      03/25/04     08/25/03

Class A-4 to Mandatory Call
Coupon                          5.475%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
100-00                          5.517         5.509        5.435         5.410        5.382         5.323
WAL (yr)                         4.83         4.81          4.06         3.18          2.58         1.83
MDUR (yr)                        4.14         4.12          3.55         2.84          2.35         1.70
First Prin Pay                 11/25/06     08/25/06      06/25/05     09/25/04      03/25/04     08/25/03
Last Prin Pay                  11/25/06     11/25/06      11/25/06     10/25/05      01/25/05     03/25/04


[GREENWICH CAPITAL LOGO]                                                       9
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)

Class A-5 to Mandatory Call
Coupon                          5.442%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
100-00                          5.484         5.484        5.484         5.465        5.447         5.411
WAL (yr)                         4.83         4.83          4.83         4.67          4.34         3.56
MDUR (yr)                        4.14         4.14          4.14         4.02          3.77         3.14
First Prin Pay                 11/25/06     11/25/06      11/25/06     10/25/05      01/25/05     03/25/04
Last Prin Pay                  11/25/06     11/25/06      11/25/06     11/25/06      11/25/06     11/25/06

Class A-6 to Mandatory Call
Coupon                          5.590%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
100-00                          5.634         5.634        5.634         5.615        5.596         5.559
WAL (yr)                         4.83         4.83          4.83         4.67          4.34         3.56
MDUR (yr)                        4.12         4.12          4.12         4.00          3.75         3.13
First Prin Pay                 11/25/06     11/25/06      11/25/06     10/25/05      01/25/05     03/25/04
Last Prin Pay                  11/25/06     11/25/06      11/25/06     11/25/06      11/25/06     11/25/06


[GREENWICH CAPITAL LOGO]                                                      10

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR1



                               Marketing Materials



                            $22,524,000 (Approximate)




                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer


                           Washington Mutual Bank, FA
                                    Servicer







[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                           Date Prepared: January 11, 2002



            WaMu Mortgage Pass-Through Certificates, Series 2002-AR1
             $22,524,000 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans


              Principal (1)                          Pmt Window
                 Amount            WAL (Yrs)           (Mths)          Interest                            Expected Ratings
  Class         (Approx.)      To Roll/Mat (2)     To Roll/Mat (2)    Rate Type      Tranche Type           Moody's and S&P
  -----         ---------      ----------------    ---------------    ----------     -------------          ---------------
    B1         $11,050,000         4.51/7.08           1-59/1-359        (3)          Subordinate               [Aa2/AA]
    B2          $7,224,000         4.51/7.08           1-59/1-359        (3)          Subordinate                [A2/A]
    B3          $4,250,000         4.51/7.08           1-59/1-359        (3)          Subordinate              [Baa2/BBB]
---------------------------------------------------------------------------------------------------------------------------
    B4          $1,700,000                                                            Subordinate               [Ba2/BB]
    B5            $849,000           Information Not Provided Hereby.                 Subordinate                [B2/B]
    B6          $2,551,900                                                            Subordinate                [NR/NR]
  Total:       $27,624,900


(1) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.
(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Greenwich Capital Markets, Inc.

Co-Managers:               Bear Stearns & Co. Inc., Keefe, Bruyette & Woods,
                           Inc. and Lehman Brothers.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's, S&P and Fitch will rate the Senior
                           Certificates. Moody's and S&P will rate the Class
                           B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                           Certificates. The Class B-6 Certificates will not be
                           rated. It is expected that the Certificates will be
                           assigned the credit ratings on page 2 of this
                           Preliminary Term Sheet.


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

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Cut-off Date:              The Cut-off Date is January 1, 2002.

Expected Pricing Date:     On or about January [ ], 2002.

Closing Date:              On or about January 28, 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in February 2002.

Certificates:              The Class B-1, Class B-2 and Class B-3 Certificates
                           (the "Offered Certificates") are being offered
                           publicly.

                           The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5 (the
                           "Super Senior Certificates"), Class A-6 Certificates
                           (the "Senior Mezzanine Certificates", together with the Super Senior Certificates, the "Class A
                           Certificates") and Class R Certificate. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                           Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:          The Offered Certificates will settle with accrued
                           interest. The price to be paid by investors for the
                           Offered Certificates will include accrued interest
                           from the Cut-off Date up to, but not including, the
                           Closing Date (27 days).

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates for a given Distribution Date
                           will be the calendar month preceding the month in
                           which such Distribution Date occurs (on a 30/360
                           basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will
                           be treated as REMIC regular interests for federal tax
                           income purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with
                           their legal advisors whether the purchase and holding
                           of the Offered Certificates could give rise to a
                           transaction prohibited or not otherwise permissible
                           under ERISA, the Internal Revenue Code or other
                           similar laws.

SMMEA Treatment:           The Class B-1 Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.
                           The Class B-2 and Class B-3 Certificates will not to
                           constitute "mortgage related securities" for purposes
                           of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Certificates, which may be exercised once the
                           aggregate principal balance of the Mortgage Loans is
                           equal to or less than [5]% of the aggregate principal
                           balance of the Mortgage Loans as of the Cut-off Date
                           (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in December 2006.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.


[GREENWICH CAPITAL LOGO]                                                       3
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

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is
                           approximately $859,848,726 (the "Mortgage Loans").
                           The Mortgage Loans are non-convertible, adjustable
                           rate One Year CMT indexed mortgage loans with rate
                           adjustments occurring approximately 60 months after
                           the date of origination of each mortgage loan ("5/1
                           ARM"). The Mortgage Loans are secured by first liens
                           on one- to four-family residential properties. See
                           the attached collateral descriptions for more
                           information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[850,000,000], subject to an increase or decrease of 10%.

: The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered
                           Certificates by the Closing Date is subject to an increase or decrease of 10% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject
                           to final rating agency approval.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates, initially [1.95]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.10]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially
                           [0.60]% total subordination.

[GREENWICH CAPITAL LOGO]                                                       4
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:         Until the first Distribution Date occurring after
                           January 2009, the Subordinate Certificates will be
                           locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero
                           or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as
                           described below). After such time and subject to
                           standard collateral performance triggers (as
                           described in the prospectus supplement), the
                           Subordinate Certificates will receive their
                           increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:

                           Periods:                           Unscheduled Principal Payments (%)
                           February 2002 - January 2009             0% Pro Rata Share
                           February 2009 - January 2010            30% Pro Rata Share
                           February 2010 - January 2011            40% Pro Rata Share
                           February 2011 - January 2012            60% Pro Rata Share
                           February 2012 - January 2013            80% Pro Rata Share
                           February 2013 and after                100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in February 2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in February 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; second, to the Senior Mezzanine
                           Certificates, until its class principal balance has
                           been reduced to zero; and thereafter pro rata to the
                           Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

[GREENWICH CAPITAL LOGO]                                                       5
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


 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority
of Distributions:
                           Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1. Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;
                           2. Class R Certificate, principal, until its balance is reduced to zero;
                           3.  Concurrently:
                               (i) To the Class A-1 Certificates, 58.25% of
                                   principal, until the Class A-1 Certificate balance is reduced to zero;
                              (ii) To the Class A-2 Certificates, 41.75% of
                                   principal, until the Class A-1 Certificate balance is reduced to zero;
                           4.  To the Class A-2, Class A-3 and Class A-4
                               Certificates, in sequential order, principal, until their respective balances are reduced to zero;
                           5. Concurrently, paid pro-rata, to the Class A-5 and Class A-6 Certificates, principal, until their balances are reduced to zero;
                           6. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest
                               Rate;
                           7. Class B-1 Certificates, principal allocable to such Class;
                           8. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest
                               Rate;
                           9. Class B-2 Certificates, principal allocable to such Class;
                           10. Class B-3 Certificates, accrued and unpaid
                               interest at the Class B-3 Certificate Interest
                               Rate;
                           11. Class B-3 Certificates, principal allocable to
                               such Class;
                           12. Class B-4, Class B-5 and Class B-6 Certificates,
                               in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                           13. Class R Certificate, any remaining amount.


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


                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[GREENWICH CAPITAL LOGO]                                                       7
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



 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-1 to Weighted Average Roll
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
97-25                           6.282         6.284        6.307         6.334        6.362         6.435
WAL (yr)                         4.79         4.77          4.51         4.25          4.01         3.50
MDUR (yr)                        4.05         4.03          3.84         3.63          3.44         3.03
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  12/25/06     12/25/06      12/25/06     12/25/06      12/25/06     12/25/06

Class B-2 to Weighted Average Roll
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
97-19                           6.329         6.331        6.357         6.387        6.418         6.498
WAL (yr)                         4.79         4.77          4.51         4.25          4.01         3.50
MDUR (yr)                        4.05         4.03          3.84         3.63          3.44         3.03
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  12/25/06     12/25/06      12/25/06     12/25/06      12/25/06     12/25/06

Class B-3 to Weighted Average Roll
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
95-23+                          6.804         6.807        6.857         6.916        6.975         7.132
WAL (yr)                         4.79         4.77          4.51         4.25          4.01         3.50
MDUR (yr)                        4.03         4.01          3.82         3.61          3.42         3.01
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  12/25/06     12/25/06      12/25/06     12/25/06      12/25/06     12/25/06


[GREENWICH CAPITAL LOGO]                                                       8
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


 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

 Class B-1 to Maturity
 Coupon                          5.757%
 Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 97-25                           5.381         5.596        5.795         5.943        6.061         6.264
 WAL (yr)                        12.47         9.21          7.08         5.87          5.07         3.95
 MDUR (yr)                        8.30         6.59          5.36         4.61          4.10         3.32
 First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
 Last Prin Pay                  12/25/31     12/25/31      12/25/31     12/25/31      12/25/31     12/25/31

 Class B-2 to Maturity
 Coupon                          5.757%
 Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 97-19                           5.404         5.625        5.830         5.984        6.108         6.322
 WAL (yr)                        12.47         9.21          7.08         5.87          5.07         3.95
 MDUR (yr)                        8.29         6.59          5.35         4.61          4.10         3.32
 First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
 Last Prin Pay                  12/25/31     12/25/31      12/25/31     12/25/31      12/25/31     12/25/31

 Class B-3 to Maturity
 Coupon                          5.757%
 Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 95-23+                          5.636         5.917        6.190         6.402        6.577         6.902
 WAL (yr)                        12.47         9.21          7.08         5.87          5.07         3.95
 MDUR (yr)                        8.21         6.53          5.30         4.56          4.06         3.29
 First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
 Last Prin Pay                  12/25/31     12/25/31      12/25/31     12/25/31      12/25/31     12/25/31


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


                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR1



                               Marketing Materials




                            $5,100,900 (Approximate)




                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer



                           Washington Mutual Bank, FA
                                    Servicer






[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.


Preliminary Term Sheet                           Date Prepared: January 11, 2002



            WaMu Mortgage Pass-Through Certificates, Series 2002-AR1
              $5,100,900 (Approximate, Subject to +/- 10% Variance)

                         Privately Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

                  Principal                                                 Interest
                 Amount ($)         WAL (Yrs)        Pmt Window (Mths)        Rate                          Expected Ratings
    Class       (Approx.) (1)    To Call/Mat (2)      To Call/Mat (2)         Type       Tranche Type         S&P/ Moody's
    -----       -------------    ---------------      ---------------       --------     -------------      -----------------
     B-4          $1,700,000        6.72/7.08           1-148/1-359            (3)        Subordinate            BB/Ba2
     B-5            $849,000        6.72/7.08           1-148/1-359            (3)        Subordinate             B/B2
     B-6          $2,551,900        6.72/7.08           1-148/1-359            (3)        Subordinate             NR/NR
   Total:         $5,100,900

(1) The Privately Offered Certificates (as described herein) are collateralized by a pool of 5/1ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2) The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.
(3) The Certificate Interest Rate for the Privately Offered Certificates will equal the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Greenwich Capital Markets, Inc.

Co-Managers:               Bear Stearns & Co. Inc., Keefe, Bruyette & Woods,
                           Inc. and Lehman Brothers.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's, S&P and Fitch will rate the Senior
                           Certificates. Moody's and S&P will rate the Class
                           B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                           Certificates. The Class B-6 Certificates will not be
                           rated. It is expected that the Certificates will be
                           assigned the credit ratings on page 2 of this
                           Preliminary Term Sheet.

Cut-off Date:              The Cut-off Date is January 1, 2002.

Expected Pricing Date:     On or about January [ ], 2002.

Closing Date:              On or about January 28, 2002.


[GREENWICH CAPITAL LOGO]                                                       2
--------------------------------------------------------------------------------

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.


Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in February 2002.

Certificates:              The "Privately Offered Certificates" will consist of
                           the Class B-4, Class B-5 and Class B-6 Certificates.

                           The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5 (the
                           "Super Senior Certificates"), Class A-6 Certificates
                           (the "Senior Mezzanine Certificates", together with the Super Senior Certificates, the "Class A
                           Certificates") and Class R Certificate. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                           Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior
                           Certificates and the Class B-1, Class B-2 and Class
                           B-3 Certificates are being offered publicly.

Accrued Interest:          The Privately Offered Certificates will settle with
                           accrued interest. The price to be paid by investors
                           for the Privately Offered Certificates will include
                           accrued interest from the Cut-off Date up to, but not
                           including, the Closing Date (27 days).

Interest Accrual Period: The interest accrual period with respect to all the Privately Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:              The Privately Offered Certificates will be made
                           available in definitive fully registered physical
                           form.

Federal Tax Treatment:     It is anticipated that the Privately Offered
                           Certificates will be treated as REMIC regular
                           interests for tax purposes.

ERISA Eligibility:         The Privately Offered Certificates are not expected
                           to be ERISA eligible. Prospective investors should
                           review with their legal advisors whether the purchase
                           and holding of any of the Privately Offered
                           Certificates could give rise to a transaction
                           prohibited or not otherwise permissible under ERISA,
                           the Internal Revenue Code or other similar laws.

SMMEA Treatment:           The Privately Offered Certificates will not
                           constitute "mortgage related securities" for purposes
                           of SMMEA.

Eligible Investors:        Investors will be required to deliver representation
                           letters that they are either qualified institutional
                           buyers under Rule 144A or institutional accredited
                           investors under Rule 501(a) of Regulation D. In
                           addition, investors will be required to deliver a
                           representation letter that their purchase will not be
                           a prohibited transaction under ERISA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Certificates, which may be exercised once the
                           aggregate principal balance of the Mortgage Loans is
                           equal to or less than [5]% of the aggregate principal
                           balance of the Mortgage Loans as of the Cut-off Date
                           (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

[GREENWICH CAPITAL LOGO]                                                       3
--------------------------------------------------------------------------------

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.


Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is
                           approximately $859,848,726 (the "Mortgage Loans").
                           The Mortgage Loans are non-convertible, adjustable
                           rate One Year CMT indexed mortgage loans with rate
                           adjustments occurring approximately 60 months after
                           the date of origination of each mortgage loan ("5/1
                           ARM"). The Mortgage Loans are secured by first liens
                           on one- to four-family residential properties. See
                           the attached collateral descriptions for more
                           information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[850,000,000], subject to an increase or decrease of 10%.

: The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered
                           Certificates by the Closing Date is subject to an increase or decrease of 10% from amounts shown on the front cover hereof.


Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject
                           to final rating agency approval.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.40]%)

                           Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6
                           Certificates (total subordination initially [0.30]%).

                           The Class B-6 Certificates will not have the benefit of any credit enhancement.


[GREENWICH CAPITAL LOGO]                                                      41
--------------------------------------------------------------------------------

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.


Shifting Interest:         Until the first Distribution Date occurring after
                           January 2009, the Subordinate Certificates will be
                           locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero
                           or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as
                           described below). After such time and subject to
                           standard collateral performance triggers (as
                           described in the prospectus supplement), the
                           Subordinate Certificates will receive their
                           increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:

                           Periods:                        Unscheduled Principal Payments (%)
                           --------                        ----------------------------------
                           February 2002 - January 2009           0% Pro Rata Share
                           February 2009 - January 2010          30% Pro Rata Share
                           February 2010 - January 2011          40% Pro Rata Share
                           February 2011 - January 2012          60% Pro Rata Share
                           February 2012 - January 2013          80% Pro Rata Share
                           February 2013 and after              100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in February 2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in February 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; second, to the Senior Mezzanine
                           Certificates, until its class principal balance has
                           been reduced to zero; and thereafter pro rata to the
                           Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


[GREENWICH CAPITAL LOGO]                                                       5
--------------------------------------------------------------------------------

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1. Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;
                           2. Class R Certificate, principal, until its balance is reduced to zero;
                           3.  Concurrently:
                               (i) To the Class A-1 Certificates, 58.25%of
                                   principal, until the Class A-1 Certificate balance is reduced to zero;
                              (ii) To the Class A-2 Certificates, 41.75% of
                                   principal, until the Class A-1 Certificate balance is reduced to zero;
                           4.  To the Class A-2, Class A-3 and Class A-4
                               Certificates, in sequential order, principal, until their respective balances are reduced to zero;
                           5. Concurrently, paid pro-rata, to the Class A-5 and Class A-6 Certificates, principal, until their balances are reduced to zero;
                           6. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest
                               Rate;
                           7. Class B-1 Certificates, principal allocable to such Class;
                           8. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest
                               Rate;
                           9. Class B-2 Certificates, principal allocable to such Class;
                           10. Class B-3 Certificates, accrued and unpaid
                               interest at the Class B-3 Certificate Interest
                               Rate;
                           11. Class B-3 Certificates, principal allocable to
                               such Class;
                           12. Class B-4 Certificates, accrued and unpaid
                               interest at the Class B-4 Certificate Interest
                               Rate;
                           13. Class B-4 Certificates, principal allocable to
                               such Class;
                           14. Class B-5 Certificates, accrued and unpaid
                               interest at the Class B-5 Certificate Interest
                               Rate;
                           15. Class B-5 Certificates, principal allocable to
                               such Class;
                           16. Class B-6 Certificates, accrued and unpaid
                               interest at the Class B-6 Certificate Interest
                               Rate;
                           17. Class B-6 Certificates, principal allocable to
                               such Class; and
                           18. Class R Certificate, any remaining amount.


[GREENWICH CAPITAL LOGO]                                                       6
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[GREENWICH CAPITAL LOGO]                                                       7
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Optional Call
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
77-16                           8.372         9.386        10.486       11.424        12.259       14.051
WAL (yr)                        12.13         8.81          6.72         5.53          4.76         3.66
MDUR (yr)                        7.32         5.83          4.73         4.06          3.60         2.88
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  04/25/23     01/25/18      05/25/14     11/25/11      02/25/10     10/25/07

Class B-5 to Optional Call
Coupon                          5.757%
Flat Price                      10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
59-26                           12.144        14.094       16.269        18.130       19.797        23.488
WAL (yr)                         12.13          8.81         6.72          5.53         4.76          3.66
MDUR (yr)                         6.35          5.13         4.19          3.63         3.23          2.58
First Prin Pay                  02/25/02      02/25/02     02/25/02      02/25/02     02/25/02      02/25/02
Last Prin Pay                   04/25/23      01/25/18     05/25/14      11/25/11     02/25/10      10/25/07

Class B-6 to Optional Call
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
25-00                           30.637       35.921        42.347       47.847        52.848       64.866
WAL (yr)                        12.13         8.81          6.72         5.53          4.76         3.66
MDUR (yr)                        3.38         3.02          2.60         2.31          2.09         1.67
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  04/25/23     01/25/18      05/25/14     11/25/11      02/25/10     10/25/07

[GREENWICH CAPITAL LOGO]                                                       8
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Maturity
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
77-16                           8.340         9.313        10.367       11.248        12.018       13.626
WAL (yr)                        12.47         9.21          7.08         5.87          5.07         3.95
MDUR (yr)                        7.36         5.87          4.78         4.13          3.68         2.98
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  12/25/31     12/25/31      12/25/31     12/25/31      12/25/31     12/25/31

Class B-5 to Maturity
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
59-26                           12.103       14.003        16.115       17.892        19.454       22.832
WAL (yr)                        12.47         9.21          7.08         5.87          5.07         3.95
MDUR (yr)                        6.36         5.13          4.20         3.64          3.26         2.63
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  12/25/31     12/25/31      12/25/31     12/25/31      12/25/31     12/25/31

Class B-6 to Maturity
Coupon                          5.757%
Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
25-00                           30.625       35.886        42.276       47.704        52.586       64.163
WAL (yr)                        12.47         9.21          7.08         5.87          5.07         3.95
MDUR (yr)                        3.38         3.01          2.59         2.30          2.08         1.66
First Prin Pay                 02/25/02     02/25/02      02/25/02     02/25/02      02/25/02     02/25/02
Last Prin Pay                  12/25/31     12/25/31      12/25/31     12/25/31      12/25/31     12/25/31


[GREENWICH CAPITAL LOGO]                                                       9
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute
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such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate
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things, market price volatility, prepayment, yield curve and interest rate
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

GREENWICH CAPITAL MARKETS
Price/Yield Report (Deal Level)

-------------------------------------------------------------------------------------------
Tranche         A6        Curr Balance        27,625,000.00           Settle    01/28/2002
 Coupon    5.58000        Orig Balance        27,625,000.00     Tranche Type    SEN_AS_WAC
 Margin         NA              Factor             1.000000      Factor Date         01/02
  Index         NA         Calc Spread      Interp rate@WAL        Accr Days            27
-------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Collateral        WALA          WAM           WAC       1MonCPR      3MonCPR      6MonCPR      9MonCPR    12MonCPR    LifeCPR
      Deal           1          359      6.182076            NA           NA           NA           NA          NA         NA
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
           Prepay Rate       10 CPR        15 CPR        20 CPR       25 CPR       30 CPR        40CPR
       Delinq Rate (%)
            Opt Redeem
-------------------------------------------------------------------------------------------------------
     Price   Price32nd        Yield         Yield         Yield        Yield        Yield        Yield
  100.0000      100-00        5.624         5.624         5.624        5.605        5.586        5.549
              WAL (#yr)        4.83          4.83          4.83         4.67         4.34         3.56
    Spread @ Center(bp)         153           153           153          158          171          203
           First Princ   11/25/2006    11/25/2006    11/25/2006   10/25/2005   01/25/2005   03/25/2004
            Last Princ   11/25/2006    11/25/2006    11/25/2006   11/25/2006   11/25/2006   11/25/2006
              Mod Durn        4.125         4.125         4.125        4.007        3.754        3.131
         Maturity (#mo)          58            58            58           58           58           58
-------------------------------------------------------------------------------------------------------
             Bond Loss          $0K           $0K           $0K          $0K          $0K          $0K
  Pool Default (COLLAT)         $0K           $0K           $0K          $0K          $0K          $0K
     Pool Loss (COLLAT)         $0K           $0K           $0K          $0K          $0K          $0K
  Pool Default (COLLAT)       0.00%         0.00%         0.00%        0.00%        0.00%        0.00%
     Pool Loss (COLLAT)       0.00%         0.00%         0.00%        0.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Yield Curve        3Mo         6Mo            1Yr           2Yr          5Yr         10Yr         30Yr
               1.59822     1.63545        2.01579       2.77645      4.09840      4.84360       5.34167
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CMT          Curve 1Yr
               2.04714
-------------------------------------------------------------------------------------------------------



  These computational materials should be accompanied by a one page disclaimer which must be read in its entirely by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital
                                    Markets.